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                              FPA NEW INCOME, INC.
    SUPPLEMENT DATED OCTOBER 15, 2004 TO PROSPECTUS DATED FEBRUARY 2, 2004

THE SECTION "PURCHASES SUBJECT TO A 2% REDEMPTION FEE" IS REVISED EFFECTIVELY OCTOBER 15, 2004, AS FOLLOWS:
The provision permitting shares to be purchased at net asset value by accounts opened for investors by dealers in an amount not exceeding the proceeds received within the prior 30 days from a redemption of shares of another mutual fund which was purchased with a sales charge at any time during the past 12 months has been deleted.
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